                                  EXHIBIT 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Peter Zachariou and David Lean, hereby jointly certify as follows:

         1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Diva Entertainment, Inc. (the "Company");

         2. To the best of their knowledge, the Company's Annual Report on Form 10-KSB for the year ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         3. To the best of their knowledge based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period audited.

SIGNATURE                     TITLE                      DATE


/s/ Peter C. Zachariou
-------------------------
PETER C. ZACHARIOU            Chief Executive Officer    September 30, 2002


/s/ David Lean
-------------------------
DAVID LEAN                    Chief Financial Officer    September 30, 2002